JOINDER

JOINDER dated as of September 8, 2004, to the Stockholders Agreement dated April 6, 2004 (the “Stockholders Agreement”) by and among Sealy Corporation, Bain Capital Fund V, L.P., BCIP Associates, BCIP Trust Associates, L.P., Harvard Private Capital Holdings, Inc., Sealy Investors 1 LLC (“SI1LLC”), Sealy Investors 2 LLC (“SI2LLC”), Sealy Investors 3, LLC (“SI3LLC”; and together with SI1LLC and SI2LLC, the “SILLCs”) and Sealy Holding LLC.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

RECITALS

WHEREAS, SI1LLC desires to Transfer all of its shares of Common Stock to its members such that as a result of such Transfer JPMorgan Partners (BHCA), L.P. will own 1,361,350.4698 shares of Common Stock and Bain Capital Partners V, L.P. will own 357,526.3860 shares of Common Stock;

WHEREAS, SI2LLC desires to Transfer all of its shares of Common Stock to its members such that as a result of such Transfer CIBC WG Argosy Merchant Fund 2, L.L.C. will own 612,606.7877 shares of Common Stock, Co-Investment Merchant Fund, LLC will own 60,444.2135 shares of Common Stock, Co-Investment Merchant Fund 3, LLC will own 7,623.2074 shares of Common Stock and Bain Capital Partners V, L.P. will own 178,762.9234  shares of Common Stock;

WHEREAS, SI3LLC desires to Transfer all of its shares of Common Stock to its members such that as a result of such Transfer BancBoston Capital Inc. will own 226,891.4028 shares of Common Stock and Bain Capital Partners V, L.P. will own 59,587.6412 shares of Common Stock;

WHEREAS, pursuant to Section 6(a) of the Stockholders Agreement, each Minority Investor is permitted to Transfer any of its shares of Common Stock to members of such Minority Investor, so long as each transferee agrees in writing to be bound by the terms of the Stockholders Agreement;

WHEREAS, each of the undersigned is executing this Joinder in order to comply with the provisions of Section 6(a) of the Stockholders Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.     Joinder. Each of the undersigned hereby agrees to be bound by the terms, conditions and other provisions of the Stockholders Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Minority Investor therein (including, without limitation, for purposes of the first sentence of Section 5(b) of the Stockholders Agreement).

2.     Notices. The address for notices and other communications required or permitted to be given under the Stockholders Agreement to each of the undersigned is set forth on Annex A attached hereto.

3.     Counterparts. This Joinder may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4.     GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written.

BAIN CAPITAL PARTNERS V, L.P.

By: Bain Capital Investors, LLC, its General Partner

By:	/s/ Michael Goss
Name: Michael Goss
Title: Managing Director

JPMORGAN PARTNERS (BHCA), L.P.

By:	JPMP MASTER FUND MANAGER, L.P., ITS
GENERAL PARTNER

By:	JPMP CAPITAL CORP.
ITS GENERAL PARTNER

By:	/s/ Faith Rosenfeld
Name: Faith Rosenfeld
Title: Managing Director

CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

By:	/s/ Steven A. Flyer
Name: Steven A. Flyer
Title: Managing Director

CO-INVESTMENT MERCHANT FUND, LLC

By:	/s/ Steven A. Flyer
Name: Steven A. Flyer
Title: Attorney-in-fact

CO-INVESTMENT MERCHANT FUND 3, LLC

By:	/s/ Steven A. Flyer
Name: Steven A. Flyer
Title: Attorney-in-fact

BANCBOSTON CAPITAL INC.

		By:	/s/ John J. Quintal
Name: John J. Quintal
Title: Director

ACKNOWLEDGED AND AGREED:

SEALY CORPORATION

By:	/s/ Kenneth L. Walker
Name: Kenneth L. Walker
Title: Sr. V.P. General Counsel